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                                                             EXHIBIT 10.21

                             STOCKHOLDER'S AGREEMENT


     This Stockholder's Agreement (this "Agreement") is entered into as of November 2, 1999 by and between ALLIANCE IMAGING, INC., a Delaware corporation (the "Company"), [__________________] (the "Purchaser") and VIEWER HOLDINGS LLC, a Delaware limited liability company ("Viewer") (being hereinafter collectively referred to as the "Parties").

                                    RECITALS

     Certain employees of the Company, including Purchaser, have previously been granted options to purchase common stock of the Company ("Common Stock") pursuant to the Alliance Imaging, Inc. 1997 Stock Option Plan or the Three Rivers Holding Corp. 1997 Stock Option Plan (the "1997 Option Plan") and may hold shares of Common Stock received upon the exercise of such options. Pursuant to the terms of the 1999 Equity Plan for Employees of Alliance Imaging, Inc. and Subsidiaries, as the same may be amended from time to time (the "1999 Equity Plan"), the Company is granting additional options to purchase Common Stock to certain employees, including the Purchaser. This Agreement is one of several agreements ("Other Purchasers' Agreements") which have been, or which in the future will be, entered into between the Company and other individuals who are or will be employees of the Company or one of its Subsidiaries (collectively, the "Other Purchasers"). For purposes of this Agreement, "Subsidiary," with respect to any entity, shall mean any corporation in an unbroken chain of corporations beginning with such entity if each of the corporations, or group of commonly controlled corporations, other than the last corporation in the unbroken chain, then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain; "Affiliate" shall mean, with respect to any Person, a Person directly or indirectly controlling, controlled by, or under common control with, such Person; "Person" means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature, and "control" shall have the meaning given such term under Rule 405 of the Securities Act of 1933, as amended (the "Securities Act").

     On the date hereof (the "Purchase Date") the Company will grant to the Purchaser an option or options to purchase the number of shares of Common Stock set forth on Exhibit A hereto as New Options (the " New Options") at an exercise price equal to the Cash Merger Price (as defined in the Agreement and Plan of Merger between Viewer Acquisition Corp. and Alliance Imaging, Inc. dated as of September 13, 1999, (the "Merger Agreement")) per share (the "Initial Price Per Share"), pursuant to the terms of the 1999 Equity Plan and the "Non-Qualified Stock Option Agreement" attached hereto as Exhibit B. The New Options may be granted as Time Options or Performance Options (each as defined in the Non-Qualified Stock Option Agreement).

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     In addition to the New Options, Purchaser, immediately following consummation of the transactions contemplated by the Merger Agreement, will own the number of shares of Common Stock, if any, as set forth on Exhibit A as Existing Stock (the "Existing Stock") and will hold options under the 1997 Option Plan for the number of shares of Common Stock set forth on Exhibit A as Rollover Options, (the "Rollover Options"), which consist of options to purchase the number of shares of Common Stock set forth and designated on Exhibit A as Old Options (the "Old Options") and options to purchase the number of shares of Common Stock set forth and designated on Exhibit A as Repurchase Options (the "Repurchase Options").

     The term "Options" as used in this Agreement shall include the Rollover Options, the New Options and any other options to purchase Common Stock granted to the Purchaser by the Company and held by the Purchaser at any time when this Agreement is in effect. The term "Stock" as used in this Agreement shall include all Rollover Stock and all shares of Common Stock issued to the Purchaser by the Company upon exercise of the Options and of any other stock options held by the Purchaser and any other Common Stock otherwise acquired by the Purchaser at any time when this Agreement is in effect. The term "Rollover Stock" as used in this Agreement shall include all Existing Stock and all Stock issued to Purchaser by the Company upon exercise of the Old Options. The term "New Option Stock" as used in this Agreement shall include all Stock issued to Purchaser by the Company upon exercise of the New Options.

                                    AGREEMENT

     To implement the foregoing and in consideration of the mutual agreements contained herein, the Parties agree as follows:

     1. ISSUANCE OF NEW OPTIONS.

     Upon and as of the Purchase Date, the Company shall issue to the Purchaser the New Options subject to the terms and conditions hereinafter set forth and contained in the 1999 Equity Plan and the Non-Qualified Stock Option Agreement, and the Parties shall execute and deliver to each other copies of the Non-Qualified Stock Option Agreement concurrently with the issuance of the New Options.

     2. THE PURCHASER'S REPRESENTATIONS, WARRANTIES AND AGREEMENTS.

          (a) The Purchaser agrees and acknowledges that he will not, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of any shares of the Stock (any such act sometimes referred to herein as a "Transfer," whether voluntary or involuntary) unless such Transfer complies with the terms and conditions of this Agreement and (i) the Transfer is pursuant to an effective registration statement under the Securities Act, or the rules and regulations in effect thereunder or (ii) (A) counsel for the Purchaser (which shall be O'Melveny & Myers LLP or such other counsel acceptable to the Company) shall have furnished the Company with an opinion, satisfactory in form and substance to the Company, that no such


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     registration is required because of the availability of an exemption from registration under the Securities Act and (B) if the Purchaser is a citizen or resident of any country other than the United States, or the Purchaser desires to effect any Transfer in any such country, counsel for the Purchaser (which counsel shall be reasonably satisfactory to the Company) shall have furnished the Company with an opinion or other advice satisfactory in form and substance to the Company to the effect that such Transfer will comply with the securities laws of such jurisdiction. Notwithstanding the foregoing, the Company acknowledges and agrees that any of the following Transfers are deemed to be in compliance with the Securities Act and this Agreement and no opinion of counsel is required in connection therewith: (x) a Transfer made pursuant to Section 5, 6, 8 or 9 hereof, (y) a Transfer upon the death of the Purchaser to his executors, administrators, testamentary trustees, legatees or beneficiaries (the "Purchaser's Estate") or a Transfer to the executors, administrators, testamentary trustees, legatees or beneficiaries of an individual who has become a holder of Stock in accordance with the terms of this Agreement, provided that it is expressly understood that any such transferee shall be bound by the provisions of this Agreement and (z) a Transfer made after the Purchase Date in compliance with the federal securities laws to a trust, custodianship or other similar entity the beneficiaries or holders of which may include only the Purchaser, his spouse or his lineal descendants (which term shall include biological as well as adoptive descendants) or directly to the Purchaser's spouse or lineal descendants (a "Purchaser's Trust") or a Transfer made after the third anniversary of the Purchase Date to such a trust by an individual who has become a holder of Stock in accordance with the terms of this Agreement, provided that such Transfer is made expressly subject to this Agreement and that the transferee agrees in writing to be bound by the terms and conditions hereof.

          (b) The certificate (or certificates) representing the Stock shall bear the following legend:

               "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION COMPLIES WITH THE PROVISIONS OF THE STOCKHOLDER'S AGREEMENT DATED AS OF NOVEMBER 2, 1999 BY AND BETWEEN ALLIANCE IMAGING, INC. (THE "COMPANY"), THE PURCHASER NAMED ON THE FACE HEREOF AND VIEWER HOLDINGS LLC (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY). EXCEPT AS OTHERWISE PROVIDED IN SUCH AGREEMENT, NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR (B) IF (I) THE COMPANY HAS BEEN FURNISHED WITH A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER THAT


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          SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER
          DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE
          ACT OR THE RULES AND REGULATIONS IN EFFECT THEREUNDER, AND IN COMPLIANCE WITH APPLICABLE PROVISIONS OF STATE SECURITIES LAWS, AND
          (II) IF THE HOLDER IS A CITIZEN OR RESIDENT OF ANY COUNTRY OTHER THAN THE UNITED STATES, OR THE HOLDER DESIRES TO EFFECT ANY SUCH TRANSACTION IN ANY SUCH COUNTRY, THE COMPANY HAS BEEN FURNISHED WITH A SATISFACTORY OPINION OR OTHER ADVICE OF COUNSEL FOR THE HOLDER THAT SUCH TRANSACTION WILL NOT VIOLATE THE LAWS OF SUCH COUNTRY."

          (c) The Purchaser acknowledges that he has been advised that (i) the Stock has not been registered under the Securities Act, (ii) the Stock must be held indefinitely and the Purchaser must continue to bear the economic risk of the investment in the Stock unless it is subsequently registered under the Securities Act or an exemption from registration is available,
     (iii) it is not anticipated that there will be any public market for the Stock, (iv) an exemption from registration under Rule 144 promulgated under the Securities Act is not currently available with respect to the sales of any securities of the Company, and the Company has made no covenant to make such Rule available (except as provided in Section 11(b) hereof), (v) when and if shares of the Stock may be disposed of without registration in reliance on Rule 144, such disposition can be made only in limited amounts in accordance with the terms and conditions of such Rule, (vi) if the Rule 144 exemption is not available, public sale without registration will require compliance with some other exemption under the Securities Act,
     (vii) a restrictive legend in the form heretofore set forth shall be placed on the certificates representing the Stock and (viii) a notation shall be made in the appropriate records of the Company indicating that the Stock is subject to restriction on transfer and, if the Company should at some time in the future engage the services of a stock transfer agent, appropriate stop transfer restrictions will be issued to such transfer agent with respect to the Stock.

          (d) If any shares of the Stock are to be disposed of in accordance with Rule 144 under the Securities Act or otherwise, the Purchaser shall promptly notify the Company of such intended disposition and shall deliver to the Company at or prior to the time of such disposition such documentation as the Company may reasonably request in connection with such sale, and, in the case of a disposition pursuant to Rule 144, shall deliver to the Company an executed copy of any notice on Form 144 required to be filed with the Securities and Exchange Commission.

          (e) The Purchaser agrees that, if any shares of the Common Stock (or securities convertible into or exchangeable for Common Stock) of the Company are offered to the public pursuant to an effective registration statement under the Securities Act, the Purchaser will not effect any public sale or distribution of any shares of the Stock not covered by such registration statement within 7 days prior to, or within 180 days (or such other shorter time


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     period as may be permitted by the underwriters in such offering, but no less than the number of days applicable to Viewer) after, the effective date of such registration statement, unless otherwise agreed to in writing by the Company.

          (f) The Purchaser represents and warrants that (i) he has received and reviewed a Private Placement Memorandum (the "Private Placement Memorandum") relating to the Stock and the documents referred to therein, certain of which documents set forth the rights, preferences and restrictions relating to the Stock and (ii) he has been given the opportunity to obtain any additional information or documents and to ask questions and receive answers about such documents, the Company and its Subsidiaries and Affiliates and the business and prospects of the Company and its Subsidiaries and Affiliates and which he deems necessary to evaluate the merits and risks related to his investment in the Stock and he has relied solely on such information.

          (g) The Purchaser further agrees that upon exercise of the Options, he will represent and warrant that (i) his financial condition is such that he can afford to bear the economic risk of holding the Stock for an indefinite period of time and has adequate means for providing for his current needs and personal contingencies, (ii) he can afford to suffer a complete loss of his investment in that Stock, (iii) all information which he has provided to the Company concerning himself and his financial position is correct and complete as of that date, (iv) he understands and has taken cognizance of all risk factors related to the purchase of the Stock, including those set forth in the Private Placement Memorandum referred to above, and (v) his knowledge and experience in financial and business matters are such that he is capable of evaluating the merits and risks of his purchase of the Stock as contemplated by this Agreement.

     3. RESTRICTION ON TRANSFER.

          (a) Except for Transfers permitted by clauses (x), (y) and (z) of
     Section 2(a) or a sale of shares of Stock pursuant Section 12, the Purchaser agrees that he will not transfer, sell, assign, pledge, hypothecate or otherwise dispose of any shares of Stock at any time prior to the fifth anniversary of the Purchase Date. No Transfer of any such shares in violation hereof shall be made or recorded on the books of the Company and any such Transfer shall be void and of no effect.

          (b) Any attempt to Transfer any shares of Stock not in compliance with this Agreement shall be null and void and neither the Company nor any transfer agent shall give any effect in the Company's stock records to such attempted Transfer.

     4. RIGHT OF FIRST REFUSAL.

     If, at any time after the fifth anniversary of the Purchase Date and prior to a Public Offering (as defined in Section 7(i) below), the Purchaser receives a bona fide offer to purchase any or all of his shares of Stock (the "Offer") from a third party (the "Offeror") which the Purchaser wishes to accept, the Purchaser shall cause the Offer to be reduced to writing and shall notify the Company in writing of his wish to accept the Offer. The Purchaser's notice shall


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contain an irrevocable offer to sell such shares of Stock to the Company, (in the manner set forth below) at a purchase price equal to the price contained in, and on the same terms and conditions of, the Offer, and shall be accompanied by a true copy of the Offer (which shall identify the Offeror).
At any time within 45 days after the date of the receipt by the Company of the Purchaser's notice, the Company shall have the right and option to purchase, or to arrange for a third party to purchase, all of the shares of Stock covered by the Offer either (i) at the same price and on the same terms and conditions as the Offer or (ii) if the Offer includes any consideration other than cash, then at the sole option of the Company, at the equivalent all cash price, determined in good faith by the Company's Board of Directors, by delivering a certified bank check or checks in the appropriate amount to the Purchaser at the principal office of the Company against delivery of certificates or other instruments representing the shares of Stock so purchased, appropriately endorsed by the Purchaser. If at the end of such 45 day period, the Company has not tendered the purchase price for such shares in the manner set forth above, the Purchaser may during the succeeding 30 day period sell not less than all of the shares of Stock covered by the Offer to the Offeror at a price and on terms no less favorable to the Purchaser than those contained in the Offer. No sale may be made to any Offeror unless the Offeror agrees in writing with the Company to be bound by the provisions of this Section 4 in connection with any resale by the Offeror. Promptly after such sale, the Purchaser shall notify the Company of the consummation thereof and shall furnish such evidence of the completion and time of completion of such sale and of the terms thereof as may reasonably be requested by the Company. If, at the end of the 30 day period following the expiration of the 45 day period for the Company to purchase the Stock, the Purchaser has not completed the sale of such shares of Stock as aforesaid, all the restrictions on sale, transfer or assignment contained in this Agreement shall again be in effect with respect to such shares of Stock.

     5. THE PURCHASER'S RESALE OF STOCK AND OPTIONS TO THE COMPANY UPON THE PURCHASER'S DEATH, PERMITTED RETIREMENT OR DISABILITY; AND PURCHASER'S RESALE OF REPURCHASE STOCK.

     (a) If on or before the later of the first Public Offering and the fifth anniversary of the Purchase Date, (i)(A) the Purchaser is still in the employ of the Company or any Subsidiary or Affiliate of the Company, or had retired from the Company or any Subsidiary or Affiliate of the Company at age 65 or over (or such other age as may be approved by the Board of Directors of the Company) after having been employed by the Company or any of its Subsidiaries for at least three years after the Purchase Date (a "Permitted Retirement") and (B) the Purchaser either dies or becomes permanently disabled, or (ii) the Purchaser retires pursuant to a Permitted Retirement, then the Purchaser, the Purchaser's Estate or the Purchaser's Trust, as the case may be, shall have the right, for sixty days following the date of death, permanent disability or Permitted Retirement, to (X) sell to the Company, and the Company shall be required to purchase, on one occasion, all or any portion of the shares of Stock then held by the Purchaser, the Purchaser's Estate and/or the Purchaser's Trust, as the case may be, at the Section 5 Repurchase Price, as determined in accordance with Section 7, and (Y) require the Company to pay to the Purchaser, the Purchaser's Estate or the Purchaser's Trust, as the case may be, an amount equal to the Option Excess Price (as defined in Section 10) determined on the basis of a Section 5 Repurchase Price as provided in Section 10 with respect to the termination of all or any

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portion of the outstanding exercisable Options then held by the Purchaser.
The Purchaser, the Purchaser's Estate and/or the Purchaser's Trust, as the case may be, shall send written notice to the Company of its intention to sell shares of Stock and/or to terminate Options in exchange for the payment referred to in the preceding sentence (the "Redemption Notice"). The completion of the purchase shall take place at the principal office of the Company on the tenth business day after the giving of the Redemption Notice. The Section 5 Repurchase Price and any payment with respect to the Options as described above shall be paid by delivery to the Purchaser, the Purchaser's Estate or the Purchaser's Trust, as the case may be, of a certified bank check or checks in the appropriate amount payable to the order of the Purchaser, the Purchaser's Estate or the Purchaser's Trust, as the case may be, against delivery of certificates or other instruments representing the Stock so purchased and appropriate documents canceling the Options so terminated, appropriately endorsed or executed by the Purchaser, the Purchaser's Estate or the Purchaser's Trust, or his or its duly authorized representative. For purposes of this Agreement, the Purchaser shall be deemed to have a "permanent disability" if the Purchaser is unable to engage in the activities required by the terms of Purchaser's employment with the Company by reason of any medically determined physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as reasonably determined by the Board of Directors of the Company in good faith and in its discretion.

     (b) The Purchaser shall have the right, either (i) to cause the Company to purchase, on one occasion, all or any portion of the vested portion of the Repurchase Options for an amount equal to the difference between the Initial Price Per Share and the exercise prices per share of such Repurchase Options multiplied by the number of Repurchase Options being so purchased, or (ii) for sixty days following the exercise of the Repurchase Options to sell to the Company, and the Company shall be required to purchase, all or any portion of the shares of Stock acquired by the Purchaser upon the exercise of the Repurchase Options, at the Initial Price Per Share. The Purchaser, or the Purchaser's Trust, as the case may be, shall send the Company a Redemption Notice of its intention to exercise Purchaser's rights under this Section
5(b) in exchange for the applicable payment under Section 5(b)(i) or (ii) above. The completion of the purchase shall take place at the principal office of the Company on the tenth business day after the giving of the Redemption Notice in accordance with the procedures set forth in Section 5(a).

     (c) Notwithstanding anything in Section 5(a) or (b) to the contrary and subject to Section 13, if there exists and is continuing a default or an event of default on the part of the Company or any Subsidiary of the Company under any loan, guarantee or other agreement under which the Company or any Subsidiary of the Company has borrowed money or such repurchase would result in a default or an event of default on the part of the Company or any Subsidiary of the Company under any such agreement or if a repurchase would not be permitted under Section 170 of the General Corporation Law of the State of Delaware or would otherwise violate the General Corporation Law of the State of Delaware (each such occurrence being an "Event"), the Company shall not be obligated to repurchase any of the Stock or the Options from the Purchaser, the Purchaser's Estate, or the Purchaser's Trust, as the case may be, until the first business day which is 15 calendar days after all of the foregoing Events have ceased to exist (the "Repurchase Eligibility Date"); provided, however, that (i) the number of shares of Stock subject


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     to repurchase under this Section 5(c) shall be that number of shares of
     Stock, and (ii) the number of Exercisable Option Shares (as defined in Section 10) for purposes of calculating the Option Excess Price payable under this Section 5(c) shall be the number of Exercisable Option Shares held by the Purchaser, the Purchaser's Estate or the Purchaser's Trust, as the case may be, at the time of delivery of a Redemption Notice in accordance with Section 5(a) or (b) hereof. All Options exercisable as of the date of a Redemption Notice shall continue to be exercisable until the repurchase pursuant to such Redemption Notice.

     6. THE COMPANY'S OPTION TO REPURCHASE STOCK AND OPTIONS OF THE PURCHASER.

          (a) (i) If, on or prior to the fifth anniversary of the Purchase Date,
     (A) the Purchaser's active employment with the Company (and/or, if applicable, its Subsidiaries or Affiliates) is voluntarily or involuntarily terminated for any reason whatsoever, (B) the beneficiaries of the Purchaser's Trust shall include any person or entity other than the Purchaser, his spouse or his lineal descendants, (C) the Purchaser shall effect a Transfer of any of the Stock other than as permitted in this Agreement, unless such Transfer is corrected within 10 days after the date of the Call Notice, or (D) there shall occur a Transfer of any of the Stock pursuant to any bankruptcy proceeding, levy, property settlement or disposition pursuant to law incident to marital separation or divorce (alternatively, a "Call Event"), the Company shall have the right to purchase all or any portion of the shares of the Stock then held by the Purchaser, the Purchaser's Estate or the Purchaser's Trust at the Section 6 Repurchase Price determined in accordance with Section 7 hereof; provided however, that the Call Event described in clause (D) of this Section 6(a)(i) shall entitle the Company to repurchase only that number of shares of Stock that are the subject of the transfer resulting in the Call Event; and provided further, that if the Call Event results from the death, permanent disability or Permitted Retirement of the Purchaser, the Company shall have the right to purchase all or any portion of the shares of the Stock held by the Purchaser, the Purchaser's Estate or the Purchaser's Trust only at the Section 5 Repurchase Price. The Company shall have until 60 days after the date on which the Company has actual knowledge of a Call Event in which to give notice in writing to the Purchaser of the exercise of such election ("Call Notice").

          (ii) In the event that (A) the Purchaser, the Purchaser's Estate and/or the Purchaser's Trust holds Stock and Options and the Company exercises its right to repurchase Stock pursuant to this Section 6 or (B) the Purchaser, the Purchaser's Estate and/or the Purchaser's Trust holds only Options and the Company elects to cash out such Options upon the occurrence of an event specified in Section 6(a)(i) (in accordance with the requirements of the Call Notice), the Company shall pay the Purchaser, the Purchaser's Estate or the Purchaser's Trust, as the case may be, an amount equal to the Option Excess Price determined on the basis of the Section 6 Repurchase Price or the Section 5 Repurchase Price, as applicable, with respect to the termination of (x) if the Call Event is described in clause
     (A), (B) or (C) of Section 6(a)(i), all or any portion of


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     the then exercisable outstanding Options held by the Purchaser, Purchaser's
     Estate or Purchaser's Trust and (y) if the Call Event is described in clause (D) of Section 6(a)(i), a PRO RATA portion (based on the ratio of the number of shares of Stock that are the subject of the Transfer to the sum of such number and the number of additional shares so held) of the then exercisable outstanding Options held by the Purchaser, the Purchaser's Estate or the Purchaser's Trust.

          (iii) The completion of the purchases pursuant to the foregoing shall take place at the principal office of the Company on the tenth business day after the later of the giving of notice of the exercise of the option to purchase or the date of the Call Event. The Section 5 Repurchase Price or the Section 6 Repurchase Price, as the case may be, and any payment with respect to the Options as described above shall be paid by delivery to the Purchaser, the Purchaser's Estate or the Purchaser's Trust, as the case may be, of a certified bank check or checks in the appropriate amount payable to the order of the Purchaser, the Purchaser's Estate or the Purchaser's Trust, as the case may be, against delivery of certificates or other instruments representing the Stock so purchased and appropriate documents canceling the Options so terminated, appropriately endorsed or executed by the Purchaser, the Purchaser's Trust or his or its duly authorized representative.

     (b) Notwithstanding any other provision of this Section 6 to the contrary and subject to Section 13, if there exists and is continuing any Event, the Company shall delay the repurchase of any of the Stock or the Options (pursuant to a Call Notice timely given in accordance with Section 6(a) hereof) from the Purchaser, the Purchaser's Estate or the Purchaser's Trust, as the case may be, until the Repurchase Eligibility Date; PROVIDED, HOWEVER, that (i) the number of shares of Stock subject to repurchase under this Section 6(c) shall be that number of shares of Stock and (ii) the number of Exercisable Option Shares for purposes of calculating the Option Excess Price payable under this Section 6(c) shall be the number of Exercisable Option Shares held by the Purchaser, the Purchaser's Estate or the Purchaser's Trust, as the case may be, at the time of delivery of a Call Notice in accordance with Section 6(a) hereof. All Options exercisable as of the date of a Call Notice shall continue to be exercisable until the repurchase pursuant to such Call Notice.

     7. DETERMINATION OF REPURCHASE PRICE.

     (a) The Section 5 Repurchase Price and the Section 6 Repurchase Price are hereinafter collectively referred to as the "Repurchase Price." The event giving rise to the repurchase shall be deemed to be the Transfer, death, permanent disability, Permitted Retirement or termination of employment, or other event, as the case may be (the "Repurchase Event"), not the giving of any notice required pursuant to Section 5 or Section 6.

     (b) The "Repurchase Calculation Date" shall be determined as follows:


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          (i) For purposes of subsection (c), the Repurchase Calculation Date shall be the last day of the month preceding either (A) the month in which the Repurchase Event occurs or (B) the month in which the Repurchase Eligibility Date occurs, whichever produces the greater Section 5 Repurchase Price;

          (ii) For purposes of subsection (d), the Repurchase Calculation Date shall be the last day of the month preceding either (A) the month in which the Repurchase Event occurs or (B) the month in which the Repurchase Eligibility Date occurs, whichever produces the greater Section 6 Repurchase Price;

          (iii) For purposes of subsections (e) or (f) , the Repurchase Calculation Date shall be the last day of the month preceding either (A) the month in which the Repurchase Event occurs or (B) the month in which the Repurchase Eligibility Date occurs, whichever produces the lesser
     Section 6 Repurchase Price;

     (c) Prior to a Public Offering (as hereinafter defined) the Section 5 Repurchase Price shall be Fair Market Value (as defined in Section 7(k)) as of the Repurchase Calculation Date. After a Public Offering, the Section 5 Repurchase Price shall be the Market Price Per Share (as defined in Section 7(j)) as of the Repurchase Calculation Date.

     (d) In the event of Purchaser's termination without Cause by the Company (and/or, if applicable, its Subsidiaries or Affiliates), or resignation with Good Reason (as defined in Section 7(g)), the Section 6 Repurchase Price shall be (i) for Rollover Stock, either (A) Fair Market Value if the Repurchase Calculation Date is prior to a Public Offering or (B) Market Price Per Share if the Repurchase Calculation Date is after a Public Offering (Fair Market Value and Market Price Per Share, as applicable, the "Market Value"), and (ii) for New Option Stock the lesser of (A) the Market Value or (B) the Initial Price Per Share increased or decreased by the amount by which the Book Value Per Share as of the Repurchase Calculation Date exceeds or is less than the Book Value Per Share as of the Purchase Date; PROVIDED, HOWEVER, if the Repurchase Eligibility Date is more than 12 months following the Repurchase Event, then the Section 6 Repurchase Price shall not be less than the Section 6 Repurchase Price determined as of the last day of the month preceding the month in which the Repurchase Event occurs, plus interest compounded annually thereon at a rate equal to the interest rate applicable under Section 1274(d) of the Code on short term obligations.

     (e) In the event of the Purchaser's resignation without Good Reason (as defined in Section 7(g)), the Section 6 Repurchase Price shall be (i) if (A) the Book Value Per Share on the Repurchase Calculation Date is less than the Book Value Per Share on the Purchase Date (such difference being the "Book Value Decrease") and (B) the Market Value is greater than the Initial Price Per Share less the Book Value Decrease, then the Section 6 Repurchase Price shall be equal to the lesser of (x) the Market Value or (y) the Initial Price Per Share, (ii) if (A) the Book Value Per Share on Repurchase Calculation Date is less than the Book Value Per Share on the Purchase Date and (B) the Market Value is less than the Initial Price Per Share less the Book Value Decrease, then the Section 6 Repurchase Price shall be equal to the Market

Value, or (iii) if the Book Value Per Share on the Repurchase Calculation Date is greater than the Book Value Per Share on the Purchase Date the
Section 6 Repurchase Price shall be the lesser of (A) the Market Value, and
(B) the Initial Price Per Share, plus (x) the Percentage (as defined below) multiplied by (y) the amount, if any, by which the Book Value Per Share as of the Repurchase Calculation Date exceeds the Book Value Per Share on the Purchase Date.

     (f) In the event of the Purchaser's termination by the Company (and/or, if applicable, its Subsidiaries or Affiliates) for Cause or an event described in Section 6(a)(i)(B), (C) or (D), the Section 6 Repurchase Price shall be a per share Repurchase Price equal to the least of (i) Market Value,
(ii) the Initial Price Per Share, or (iii) the Initial Price Per Share less the amount of any Book Value Decrease.

     (g) For purposes of this Agreement the following definitions shall apply: "Cause" shall mean (i) the Purchaser's willful refusal to perform in any material respects the Purchaser's lawful duties or responsibilities for the Company or its Subsidiaries, (ii) the Purchaser's willful disregard in any material respect of any financial or other budgetary limitations established in good faith by the Company's Board of Directors, (iii) misconduct by the Purchaser that causes material and demonstrable injury, monetarily or otherwise, to the Company or its Subsidiaries, including but not limited to misappropriation or conversion of assets of the Company or its Subsidiaries (other than non-material assets); (iv) conviction of or entry of a plea of NOLO CONTENDERE to a non-vehicular felony; or (v) the Purchaser's violation of any restrictive covenant contained in any employment or other agreement to which he and the Company or one of its Subsidiaries are parties, which violation constitutes a material breach by the Purchaser of such agreement. No act or failure to act by the Purchaser shall be deemed "willful" if done, or omitted to be done, by him in good faith and with the reasonable belief that his action or omission was in the best interest of the Company or consistent with Company policies or the directive of the Company's Board of Directors. "Good Reason" shall mean (A) a reduction in the Purchaser's base salary (other than as part of a broad salary reduction program instituted because the Company is in financial distress), (B) a substantial reduction in the Purchaser's duties and responsibilities other than as approved by Richard N. Zehner of the Company (C) the elimination or reduction of the Purchaser's eligibility to participate in the Company's benefit programs that is inconsistent with the eligibility of other similarly situated employees of the Company to participate therein, (D) the transfer of the Purchaser's primary place of work which increases the Purchaser's one-way commute by more than twenty-five (25) miles, and (E) any serious chronic mental or physical illness of an immediate family member that requires the Purchaser to terminate his or her employment because of substantial interference with his or her duties at the Company.

     The "Percentage" shall be determined as follows:

Repurchase Calculation Date                                           Percentage
---------------------------                                           ----------
Prior to the first anniversary of the Purchase Date                       - 0 -
On or after the first anniversary of the Purchase Date and prior to the     20%
    second anniversary of the Purchase Date
On or after the second anniversary of the Purchase Date and prior to the    40%
    third anniversary of the Purchase Date
On or after the third anniversary of the Purchase Date and prior to the     60%
    fourth anniversary of the Purchase Date
On or after the fourth anniversary of the Purchase Date and prior to the    80%
    fifth anniversary of the Purchase Date
On or after the fifth anniversary of the Purchase Date                     100%

     (h) "Book Value Per Share" as of any date of determination shall equal the result of (x) the sum of (A) the stockholders' equity of the Company, excluding amounts attributable to shares of the Company's capital stock other than its Common Stock as of the relevant date; and excluding (i) the effect of any extraordinary, non-recurring, certain non-operating, or unusual items and (ii) any decrease after the Purchase Date in a valuation allowance or other reserve related to deferred tax assets recognized by the Company, if and to the extent determined in the sole discretion of the Compensation Committee of the Board of Directors of the Company, all as determined in accordance with generally accepted accounting principles applied on a basis consistent with any prior periods, and (B) the aggregate exercise prices of all outstanding stock options and other dilutive rights to acquire Common Stock of the Company and the aggregate dilutive conversion prices of all securities convertible into shares of Common Stock, divided by (y) the sum of the number of shares of Common Stock then outstanding and the number of shares of Common Stock issuable upon the exercise of all outstanding stock options and other dilutive rights to acquire Common Stock and the conversion of all dilutive securities convertible into shares of Common Stock, BUT EXCLUDING IN SUCH CALCULATION, (z) any decrease in stockholder's equity as a result of the Company's purchase of Repurchase Options or shares acquired upon the exercise of any Repurchase Options under Section 5(b). For purposes of this Agreement, Book Value Per Share as of the Purchase Date will be based on the stockholder's equity of the Company immediately after giving effect to the transactions contemplated by the Merger Agreement and the incurrence of related transaction fees and expenses related thereto.

     (i) As used herein the term "Public Offering" shall mean the sale of shares of Common Stock to the public pursuant to a registration statement under the Securities Act which has been declared effective by the Securities and Exchange Commission (other than a registration statement on Form S-8, Form S-4, or any other similar form) which results in gross proceeds to the Company in excess of $50,000,000 and an active trading market in the Common Stock. A "Qualified Public Offering" shall mean a Public Offering pursuant to an effective registration statement relating to the sale of shares of the Common Stock held by any or all of Viewer and its Affiliates.

     (j) As used herein the term "Market Price Per Share" shall mean the price per share equal to the average of the last sale price (or if no sales occur on such day, then the average of the closing bid and asked prices for such day) of the Common Stock for the ten trading days ending on the Repurchase Calculation Date on each exchange on which the Common Stock may at the time be listed and on which the Common Stock may be traded on such dates or, if the Common Stock shall not be so listed, the average of the closing sales prices as reported by NASDAQ for the ten trading days ending on the Repurchase Calculation Date in the over-the-counter market.

     (k) As used herein the term "Fair Market Value" of a share shall mean the fair market value, as determined in good faith by the Board of Directors of the Company in its sole discretion without giving effect to any discount for minority status or transfer restrictions, based upon such facts and circumstances as it deems relevant.

     (l) In determining the Repurchase Price, appropriate adjustments shall be made for any future issuances of rights to acquire and securities convertible into Common Stock and any stock dividends, splits, combinations, recapitalizations or any other adjustment in the number of shares of outstanding shares of Common Stock.

     8. "TAG-ALONG" RIGHT.

        (a) In the event that at any time prior to the fifth anniversary of the first Public Offering, Viewer (or a Viewer Affiliate to whom Viewer has transferred any of its shares of Common Stock, a "Transfer Affiliate") proposes to sell for cash or any other consideration any shares of Stock owned by it to any person (a "Proposed Purchaser"), in any transaction other than (i) a Public Offering or (ii) a sale to a Viewer Affiliate, Viewer (or such Transfer Affiliate) will notify the Purchaser, the Purchaser's Estate or the Purchaser's Trust, as the case may be, in writing (a "Sale Notice") of such proposed sale (a "Proposed Sale") and the material terms of the Proposed Sale as of the date of the Sale Notice (the "Material Terms") promptly, and in any event not less than 25 days prior to the consummation of the Proposed Sale and not more than 5 days after the execution of the definitive agreement relating to the Proposed Sale, if any (the "Sale Agreement"). If within 20 days of the receipt of the Sale Notice, Viewer (or such Transfer Affiliate) receives a written request (a "Sale Request") to include Common Stock held by the Purchaser, the Purchaser's Estate or the Purchaser's Trust in the Proposed Sale, the Common Stock so held by the Purchaser, the Purchaser's Estate or the Purchaser's Trust shall be so included as provided herein; provided, that only one such Sale Request may be delivered by the Purchaser or the Purchaser's Estate or the Purchaser's Trust, as the case may be, with respect to any single Proposed Sale for any Stock held by the Purchaser or the Purchaser's Estate or the Purchaser's Trust and provided, further, that any Sale Request shall be irrevocable unless (x) there shall be a material adverse change in the Material Terms or (y) otherwise mutually agreed to in writing by the Purchaser, the Purchaser's Estate or the Purchaser's Trust, as the case may be, and Viewer (or such Transfer Affiliate). Promptly after the receipt of the Sale Request, Viewer (or such Transfer Affiliate) will furnish the Purchaser, the Purchaser's Estate or the Purchaser's Trust with a copy of the Sale Agreement, if any.

     (b) The maximum number of shares of Stock that the Purchaser or the Purchaser's Estate or the Purchaser's Trust, as the case may be, will be permitted to include in a Proposed Sale pursuant to a Sale Request will be the product of (i) the sum of number of shares of Stock (A) then held by the Purchaser or the Purchaser's Estate or the Purchaser's Trust, including all Exercisable Option Shares (as defined in Section 10(b)) and (B) Option Shares which will become exercisable prior to or in connection with the proposed sale, multiplied by (ii) the ratio of (A) the number of shares of Stock which Viewer (or the Transfer Affiliate) proposes to sell in the Proposed Sale, divided by (B) the number of shares of Stock then held by Viewer (or the Transfer Affiliate). Notwithstanding the above, if one of more holders of shares of Stock who have been granted the same rights granted hereunder elect not to include in the Proposed Sale the maximum number of shares of Stock which such holder would have been permitted to include in a Proposed Sale (the "Eligible Shares"), the remaining holders of shares of Stock (other than Viewer and Viewer Affiliates), or any of them, may sell in the Proposed Sale a number of additional shares of Stock owned by any of them equal to their pro rata portion of the number of Eligible Shares not included in the Proposed Sale, based on the relative number of shares of Stock then held by each such holder, and such additional shares of Stock which any such holder or holders propose to sell shall not be included in the calculation made pursuant to this Paragraph (b) for the purpose of determining the maximum number of shares of Stock which the Purchaser or the Purchaser's Estate or the Purchaser's Trust, as the case may be, will be permitted to include in a Proposed Sale. Viewer (or the Transfer Affiliate) may sell in the Proposed Sale additional shares of Stock owned by it equal to any remaining Eligible Shares that will not be included in the Proposed Sale pursuant to the foregoing sentence.

     (c) Except as may otherwise be provided herein, shares of Stock subject to a Sale Request will be included in a Proposed Sale pursuant hereto and in any agreements with the Proposed Purchaser relating thereto on the same terms and subject to the same conditions applicable to the shares of Stock which Viewer (or the Transfer Affiliate) proposes to sell in the Proposed Sale. Such terms and conditions shall include, without limitation: the sales price; the payment of fees, commissions and expenses; the provision of, and representation and warranty as to, information requested by Viewer (or the Transfer Affiliate), and the provision of requisite indemnifications; PROVIDED that any indemnification provided by the Purchaser, the Purchaser's Estate or the Purchaser's Trust shall be pro rata in proportion with the number of shares of Stock to be sold.

     (d) Upon delivering a Sale Request, the Purchaser, the Purchaser's Estate or the Purchaser's Trust, as the case may be, will, if requested by Viewer (or the Transfer Affiliate), execute and deliver a custody agreement and power of attorney in form and substance satisfactory to Viewer (or the Transfer Affiliate) (a "Custody Agreement and Power of Attorney") with respect to the shares of Stock which are to be included in the Proposed Sale pursuant hereto. The Custody Agreement and Power of Attorney will provide, among other things, that the Purchaser, the Purchaser's Estate or the Purchaser's Trust, as the case may be, will deliver to and deposit in custody with the custodian and attorney-in-fact named therein a certificate or certificates representing such shares of Stock (duly endorsed in blank by the registered owner or owners thereof or accompanied by duly executed stock powers in blank) and irrevocably appoint said custodian and attorney-in-fact as the Purchaser, the Purchaser's Estate's or the Purchaser's Trust's, as the case may be, agent and attorney-in-fact with full power and authority to act under the Custody Agreement and Power of Attorney on behalf of the Purchaser, the Purchaser's Estate or the Purchaser's Trust, as the case may be, with respect to the matters specified therein.

     (e) The Purchaser agrees that he will execute such other agreements as Viewer (or the Transfer Affiliate) may reasonably request in connection with the consummation of a Proposed Sale and Sale Request and the transactions contemplated hereby.

     (f) As used in this Agreement, the term "Viewer Affiliate" means any Affiliate of Viewer and any Affiliate of any partner of Kohlberg Kravis Roberts & Co., L.P. ("KKR").

     9. "BRING-ALONG" RIGHT.

     (a) In the event that at any time prior to the fifth anniversary of the first Public Offering, Viewer (or a Transfer Affiliate) proposes to sell any of its holdings of Stock (the "Viewer Shares") in a Proposed Sale (a "Bring-Along Sale"), Viewer may provide Purchaser or Purchaser's Estate or Purchaser's Trust, as the case may be, written notice (a "Bring-Along Notice") of such Proposed Sale and the Material Terms not less than 10 business days prior to the proposed date of the Bring-Along Sale (the "Bring-Along Sale Date") and the Purchaser hereby agrees to sell to such Proposed Purchaser the number of shares of Stock equal to the product of (i) the sum of the number of shares of Stock (A) then held by the Purchaser or the Purchaser's Estate or the Purchaser's Trust, including all Exercisable Option Shares and (B) any Option Shares which will become exercisable prior to or in connection with the Bring-Along Sale, multiplied by (ii) the ratio of (A) the number of shares of Stock which Viewer (or a Transfer Affiliate) proposes to sell in the Proposed Sale, divided by (B) the number of shares of Stock then held by Viewer (or a Transfer Affiliate) at the same price and upon the same terms and conditions as such transfer of Viewer Shares. The Purchaser shall not exercise any dissenter's rights with respect to the consummation of any Proposed Sale.

     (b) On the Bring-Along Sale Date, the Purchaser shall deliver a certificate or certificates for all of his Stock, duly endorsed for transfer with signatures guaranteed, to such Proposed Purchaser in the manner and at the address indicated in the Bring-Along Notice against delivery of the purchase price for such Stock. The provisions of this Section 9 shall apply regardless of the form of consideration in the Bring-Along Sale.

     10. STOCK ISSUED TO THE PURCHASER UPON EXERCISE OF STOCK OPTIONS; TERMINATION OF OPTIONS.

     (a) The Company may from time to time grant to the Purchaser, in addition to the Options granted pursuant to this Agreement, Options under the 1999 Equity Plan or otherwise to purchase shares of Common Stock. All Options and shares of Stock issuable by the Company upon exercise of such Options shall be subject to the terms and conditions of this Agreement.

     (b) All outstanding Options granted to the Purchaser under the 1999 Equity Plan or otherwise, whether or not then exercisable, will be automatically terminated upon the payment by the Company to the Purchaser, pursuant to the provisions of Section 5 or 6 of this Agreement, of an amount equal to the Option Excess Price. If the Option Excess Price is zero or a negative number, all outstanding stock Options granted to the Purchaser under the 1999 Equity Plan or otherwise, whether or not then exercisable, shall be automatically terminated upon the repurchase of Stock as provided in Section 5 or 6. The "Option Excess Price" is the excess, if any, of the Section 5 Repurchase Price or the Section 6 Repurchase Price, depending on which Repurchase Price is being used to repurchase the Stock, over the exercise prices applicable to such Options multiplied by the number of Exercisable Option Shares. For purposes hereof, "Exercisable Option Shares" shall mean the shares of Common Stock which, at the time of determination, could be purchased by the Purchaser upon exercise of his outstanding Options.

     11. THE COMPANY'S REPRESENTATIONS AND WARRANTIES.

     (a) The Company represents and warrants to the Purchaser that (i) this Agreement has been duly authorized, executed and delivered by the Company and
(ii) the Stock, when issued and delivered in accordance with the terms hereof, will be duly and validly issued, fully paid and nonassessable.

     (b) If the Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or engaged in a Public Offering, (i) the Company shall use reasonable efforts to register the Options and the Stock to be acquired on exercise thereof on a Form S-8 Registration Statement or any successor to Form S-8 to the extent that such registration is then available with respect to such Options and Stock and (ii) the Company will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission ("SEC") thereunder, to the extent required from time to time to enable the Purchaser to sell shares of Stock without registration under the Securities Act within the limitations of the exemptions provided any applicable rule or regulation of the SEC. Notwithstanding anything contained in this Section 11(b), the Company may deregister under Section 12 of the Exchange Act if it is then permitted to do so pursuant to the Exchange Act and the rules and regulations thereunder. Nothing in this Section 11(b) shall be deemed to limit in any manner the restrictions on sales of Stock contained in this Agreement.

     12. "PIGGYBACK" REGISTRATION RIGHTS.

         (a) The Company will promptly notify the Purchaser in writing (a "Notice") of any proposed registration (a "Proposed Registration") in connection with a Qualified Public Offering. If within 15 days of the receipt by the Purchaser of such Notice, the Company receives from the Purchaser, the Purchaser's Estate or the Purchaser's Trust a written request (a "Request") to register shares of Stock held by the Purchaser, the Purchaser's Estate or the Purchaser's Trust (which Request will be irrevocable unless otherwise mutually agreed to in writing by the Purchaser and the Company), shares of Stock will be so registered as provided in this Section 12; PROVIDED, HOWEVER, that for each such registration statement only one Request, which shall be executed by the Purchaser, the Purchaser's Estate or the Purchaser's Trust, as the case may be, may be submitted for any Stock held by the Purchaser, the Purchaser's Estate and the Purchaser's Trust.

     (b) The maximum number of shares of Stock which will be registered pursuant to a Request will be the lesser of (i) the number of shares of Stock then held by the Purchaser (which for purposes of this subparagraph (b) shall include shares held by the Purchaser's Estate or a Purchaser's Trust), including all shares of Stock which the Purchaser is then entitled to acquire under an unexercised Option to the extent then exercisable or (ii) the maximum number of shares of Stock which the Company can register in the Proposed Registration without adverse effect on the offering in the view of the managing underwriters (reduced pro rata with all Other Purchasers).

     (c) Upon delivering a Request the Purchaser will, if requested by the Company, execute and deliver a Custody Agreement and Power of Attorney in form and substance satisfactory to the Company and as described pursuant to
Section 8(d) with respect to the shares of Stock to be registered pursuant to this Section 12.

     (d) The Purchaser agrees that he will execute such other agreements as the Company may reasonably request to further evidence the provisions of this
Section 12.

     13. PRO RATA REPURCHASES.

     Notwithstanding anything to the contrary contained in Sections 5, 6 or 7, if at any time consummation of all purchases and payments to be made by the Company pursuant to this Agreement and the Other Purchasers' Agreements would result in an Event, then the Company shall make purchases from, and payments to, the Purchaser and Other Purchasers pro rata (on the basis of the proportion of the number of shares of Stock and the number of Options each such Purchaser and all Other Purchasers have elected or are required to sell to the Company) for the maximum number of shares of Stock and shall pay the Option Excess Price for the maximum number of Options permitted without resulting in an Event (the "Maximum Repurchase Amount"). The provisions of
Section 5(a) and 6(b) shall apply in their entirety to payments and repurchases with respect to Options and shares of Stock which may not be made due to the limits imposed by the Maximum Repurchase Amount under this Section
13. Until all of such Stock and Options are purchased and paid for by the Company, the Purchaser and the Other Purchasers whose Stock and Options are not purchased in accordance with this Section 13 shall have priority, on a pro rata basis, over other purchases of Common Stock and Options by the Company pursuant to this Agreement and Other Purchasers' Agreements.

     14. RIGHTS TO NEGOTIATE REPURCHASE PRICE.

     Nothing in this Agreement shall be deemed to restrict or prohibit the Company from purchasing shares of Stock or Options from the Purchaser, at any time, upon such terms and conditions, and for such price, as may be mutually agreed upon between the Parties, whether or not at the time of such purchase circumstances exist which specifically grant the Company the right to purchase, or the Purchaser the right to sell, shares of Stock or the Company has the right to pay, or the Purchaser has the right to receive, the Option Excess Price under the terms of this Agreement.

     15. COVENANT REGARDING 83(b) ELECTION.

     Except as the Company may otherwise agree in writing, the Purchaser hereby covenants and agrees that he will make an election provided pursuant to Treasury Regulation 1.83-2 with respect to the Stock to be acquired upon each exercise of the Purchaser's Options; and the Purchaser further covenants and agrees that he will furnish the Company with copies of the forms of election the Purchaser files within 30 days after the date hereof, and within 30 days after each exercise of the Purchaser's Non-Qualified Options and with evidence that each such election has been filed in a timely manner.

     16. NOTICE OF CHANGE OF BENEFICIARY.

     Immediately prior to any transfer of Stock to a Purchaser's Trust, the Purchaser shall provide the Company with a copy of the instruments creating the Purchaser's Trust and with the identity of the beneficiaries of the Purchaser's Trust. The Purchaser shall notify the Company immediately prior to any change in the identity of any beneficiary of the Purchaser's Trust.

     17. EXPIRATION OF CERTAIN PROVISIONS.

         (a) The provisions contained in Sections 2, 4, 5, 6, 8, 9 and 12 of this Agreement and the portion of any other provision of this Agreement which incorporates the provisions of Section 4, 5 or 6, shall terminate and be of no further force or effect with respect to any shares of Stock sold by the Purchaser pursuant to an effective registration statement filed by the Company pursuant to Section 12 hereof.

         (b) The provisions contained in Sections 2(e), 3, 4, 5, 6, 8, 9, 12 and 15 of this Agreement, and the portion of any other provisions of this Agreement which incorporate the provisions of any of such Sections, shall terminate and be of no further force or effect upon the consummation of a Change of Control. For purposes of this Agreement, "Change of Control" means
(i) a sale of all or substantially all of the assets of the Company to a Person who is not a Viewer Affiliate or an entity in which the shareholders of the Company immediately prior to such transaction do not control more than 50% of the voting power immediately following the transaction, (ii) a sale by Viewer or any of its Affiliates resulting in more than 50% of the voting stock of the Company being held by a Person or Group that does not include Viewer or any of its Affiliates or (iii) a merger or consolidation of the Company with or into another Person which is not a Viewer Affiliate, if and only if, after such merger or consolidation, Viewer and its Affiliates lose the ability to elect a majority of the Board of Directors of the Company or the surviving company. "Group" means two or more Persons acting together as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of securities of the Company.

     18. RECAPITALIZATIONS, ETC.

     The provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Stock or the Options, to any and all shares of capital stock of the Company or any capital stock, partnership units or any other security evidencing ownership interests in any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for, or in substitution of the Stock or the Options, by reason of any stock dividend, split, reverse split, combination, recapitalization, liquidation, reclassification, merger, consolidation or otherwise.

     19. THE PURCHASER'S EMPLOYMENT BY THE COMPANY.

     Nothing contained in this Agreement (i) obligates the Company or any Subsidiary or Affiliate of the Company to employ the Purchaser in any capacity whatsoever or (ii) prohibits or restricts the Company (or any of its Subsidiaries or Affiliates) from terminating the employment, if any, of the Purchaser at any time or for any reason whatsoever, with or without Cause, and the Purchaser hereby acknowledges and agrees that except as may be contained in Purchaser's employment agreement with the Company, neither the Company nor any other Person has made any representations or promises whatsoever to the Purchaser concerning the Purchaser's employment or continued employment by the Company.

     20. STATE SECURITIES LAWS.

     The Company hereby agrees to use its reasonable efforts to comply with all state securities or "blue sky" laws that might be applicable to the sale of the Stock and the issuance of the Options to the Purchaser.

     21. BINDING EFFECT.

     The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and permitted assigns. Purchaser may assign his rights and obligations under this Agreement only to those transferees to whom he is required to do so pursuant to the terms hereof. In the case of a transferee permitted under Section 2(a) hereof, such transferee shall be deemed the Purchaser hereunder; provided, however, that no transferee (including without limitation, transferees referred to in Section 2(a) hereof) shall derive any rights under this Agreement unless and until such transferee has delivered to the Company a valid undertaking and becomes bound by the terms of this Agreement.

     22. AMENDMENT.

     This Agreement may be amended only by a written instrument signed by the Parties hereto.

     23. CLOSING.

     Except as otherwise provided herein, the closing of each purchase and sale of shares of Stock and the payment of the Option Excess Price, if any, pursuant to this Agreement shall take place at the principal office of the Company on the tenth business day following delivery of the notice by either Party to the other of its exercise of the right to purchase or sell such Stock hereunder or to cause the payment of the Option Excess Price, if any.

     24. APPLICABLE LAW.

     The law of the state of Delaware shall govern the interpretation, validity and performance of the terms of this Agreement, regardless of the law that might be applied under principles of conflicts of law. Any suit, action or proceeding against the Purchaser, with respect to this Agreement, or any judgment entered by any court in respect of any thereof, may be brought in any court of competent jurisdiction in the State of Delaware, and the Purchaser hereby submits to the non-exclusive jurisdiction of such courts for the purpose of any such suit, action, proceeding or judgment. By the execution and delivery of this Agreement, the Purchaser appoints The Corporation Trust Company, at its office in Wilmington, Delaware as his agent upon which process may be served in any such suit, action or proceeding. Service of process upon such agent, together with notice of such service given to the Purchaser in the manner provided in Section 28 hereof, shall be deemed in every respect effective service of process upon him in any suit, action or proceeding. Nothing herein shall in any way be deemed to limit the ability of the Company to serve any such writs, process or summonses in any other manner permitted by applicable law or to obtain jurisdiction over the Purchaser, in such other jurisdictions and in such manner, as may be permitted by applicable law. The Purchaser hereby irrevocably waives any objections which he may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement brought in any court of competent jurisdiction in the State of Delaware, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum. No suit, action or proceeding against the Company with respect to this Agreement may be brought in any court, domestic or foreign, or before any similar domestic or foreign authority other than in a court of competent jurisdiction in the State of Delaware, and the Purchaser hereby irrevocably waives any right which he may otherwise have had to bring such an action in any other court, domestic or foreign, or before any similar domestic or foreign authority. The Company hereby submits to the jurisdiction of such courts for the purpose of any such suit, action or proceeding.

     25. ASSIGNABILITY OF CERTAIN RIGHTS BY THE COMPANY.

     The Company shall have the right to assign any or all of its rights or obligations to purchase shares of Stock pursuant to Sections 4, 5 and 6 hereof, provided that the Company shall remain liable for all of its obligations pursuant to such Sections.

     26. LIMITED LIABILITY OF MEMBERS OF VIEWER.

     Notwithstanding any other provision of this Agreement, no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement or any of the transactions contemplated hereby shall be had against any current or future director, officer, employee, general or limited partner or member, of Viewer or KKR, or any of the foregoing, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any current or future officer, agent or employee of, or any current or future member of Viewer or any current or future director, officer, employee, general or limited partner, member, assignee or affiliate of any of the foregoing, as such for any obligation of Viewer under this Agreement or any documents or instruments delivered in connection with this Agreement or any of the transactions contemplated hereby or for any claim based on, in respect of or by reason of such obligations or their creation.

     27. MISCELLANEOUS.

     In this Agreement (i) all references to "dollars" or "$" are to United States dollars and (ii) the word "or" is not exclusive. If any provision of this Agreement shall be declared illegal, void or unenforceable by any court of competent jurisdiction, the other provisions shall not be affected, but shall remain in full force and effect.

     28. NOTICES.

     All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered by hand (whether by overnight courier or otherwise) or sent by registered or certified mail, return receipt requested, postage prepaid, to the Party to whom it is directed:

         (a)    If to the Company, to it at the following address:

                Alliance Imaging, Inc.
                1065 Pacific Center Drive,
                Suite 200
                Anaheim, California 92806
                Attn:

                with a copy to:

                Latham & Watkins
                135 Commonwealth Drive
                Menlo Park, California 94025
                Attn: Peter F. Kerman, Esq.

        (b)     If to Viewer, to it at the following address:

                c/o  Kohlberg Kravis Roberts & Co., L.P.
                2800 Sand Hill Road, Suite 200
                Menlo Park, California 94025
                Attn: Michael Michelson

                with a copy to:

                Latham & Watkins
                135 Commonwealth Drive
                Menlo Park, California 94025
                Attn: Peter F. Kerman, Esq.

        (c) If to the Purchaser, to him at his most recent address as reflected in the Company's records, or at such other address as the Party shall have specified by notice in writing to the other Parties.

     IN WITNESS WHEREOF, the Parties have executed this Stockholder's Agreement as of the date first above written.

                                        ALLIANCE IMAGING, INC.


                                        By
                                          --------------------------------



                                        VIEWER HOLDINGS LLC


                                        By:
                                           -------------------------------
                                        Its:
                                           -------------------------------

                                        PURCHASER


                                        ----------------------------------



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